SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 222
San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 14, 2005, the Compensation Committee of the Board of Directors of BioMed Realty Trust, Inc. increased the annual base salaries of BioMed’s executive officers for 2005, in accordance with the terms and conditions of their respective employment agreements, and granted restricted stock awards to the executive officers. These salaries and grants, and the executive officers’ 2004 cash bonuses, are summarized in the following table:

	2005 Base	Restricted Stock	2004 Cash
Name and Position	Salary	Awards (1)	Bonus (2)
Alan D. Gold	$400,000	10,000	$70,565
Chairman, President and Chief Executive Officer
Gary A. Kreitzer	$275,000	6,000	$50,403
Executive Vice President, General Counsel and Secretary
John F. Wilson, II	$275,000	6,000	$50,403
Chief Financial Officer
Matthew G. McDevitt	$242,000	6,000	$44,355
Vice President, Acquisitions

(1)	The restricted stock awards will vest 100% on January 1, 2006.

(2)	Bonus amounts are equal to 50% of base salary for the period from the initial trading of BioMed’s common stock on August 6, 2004 through December 31, 2004, in accordance with the terms of the executive officers’ employment agreements.

Item 2.02 Results of Operations and Financial Condition.

     On February 17, 2005, BioMed issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2004, which referred to certain supplemental information that is available on BioMed’s website at www.biomedrealty.com. Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

     The information contained in Item 2.02 of this Current Report, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of BioMed, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) The following exhibits are furnished herewith:

Exhibit
Number	Description of Exhibit

99.1	Press release issued by BioMed Realty Trust, Inc. on February 17, 2005.
99.2	BioMed Realty Trust, Inc. Supplemental Operating and Financial Data for the quarter ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005	BIOMED REALTY TRUST, INC.
	By:	/s/ GARY A. KREITZER
		Name:	Gary A. Kreitzer
		Title:	Executive Vice President